--------------------------------------------------------------------------------
                           (Filed pursuant to Rule 433; SEC File No. 333-130210)

CCM
[CARRINGTON CAPITAL MANAGEMENT LOGO]

COMPUTATIONAL MATERIALS

$959,704,000 (APPROXIMATE)

--------------------------------------------------------------------------------

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1
ASSET-BACKED PASS-THROUGH CERTIFICATES

--------------------------------------------------------------------------------

CARRINGTON SECURITIES, LP
Sponsor

OPTION ONE MORTGAGE CORPORATION
Originator & Servicer

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
Depositor

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1
Issuing Entity

MARCH 7, 2006

--------------------------------------------------------------------------------
Citigroup Global Markets Inc.                                   CITIGROUP [LOGO]

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Offered Certificates, supersedes any information contained in any prior similar materials relating to the Offered Certificates. The information in this free writing prospectus is preliminary, and is subject to completion or change. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Offered Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Offered Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Offered Certificates, until we have accepted your offer to purchase Offered
Certificates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus may be based on preliminary assumptions about the mortgage loans and the structure. Any such assumptions are subject to change.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The Offered Certificates referred to in these materials are being sold when, as and if issued. The depositor is not obligated to issue such Offered Certificates or any similar security and the underwriter's obligation to deliver such Offered
Certificates is subject to the terms and conditions of the underwriting agreement with the depositor and the availability of such Offered Certificates when, as and if issued by the depositor. You are advised that the terms of the
Offered Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Offered Certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that Offered Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Offered Certificates to you is conditioned on the mortgage loans and Offered Certificates having the characteristics described in these materials. If for any reason the depositor does not deliver such Offered
Certificates, the underwriter will notify you, and neither the depositor nor any underwriter will have any obligation to you to deliver all or any portion of the
Offered Certificates which you have committed to purchase, and none of the depositor nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
THE SECURITIES AND EXCHANGE COMMISSION (THE SEC) FOR THE OFFERING TO WHICH THIS
COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT
REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC
FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR AND THE OFFERING. YOU MAY GET
THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT
WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR, ANY UNDERWRITER OR ANY DEALER
PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO
CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-866-803-9204.

                                        1
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

WEIGHTED AVERAGE LIFE SENSITIVITY
TO OPTIONAL REDEMPTION
--------------------------------------------------------------------------------------------------------------------------------

                                                                PERCENTAGE OF PREPAYMENT ASSUMPTION*
--------------------------------------------------------------------------------------------------------------------------------
                                          0PPC               50PPC                100PPC              150PPC              200PPC
--------------------------------------------------------------------------------------------------------------------------------

                CLASS A-1
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                15.67                1.62                  1.00                0.74                0.60
         Principal Window              1 - 275              1 - 36                1 - 21              1 - 15              1 - 11
     Principal Window End            2/25/2029           3/25/2009            12/25/2007           6/25/2007           2/25/2007
--------------------------------------------------------------------------------------------------------------------------------
                CLASS A-2
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                23.49                3.25                  1.80                1.34                1.03
         Principal Window            275 - 287             36 - 41               21 - 22             15 - 17             11 - 13
     Principal Window End            2/25/2030           8/25/2009             1/25/2008           8/25/2007           4/25/2007
--------------------------------------------------------------------------------------------------------------------------------
                CLASS A-3
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                27.43                7.29                  3.00                1.77                1.45
         Principal Window            287 - 357            41 - 150               22 - 71             17 - 25             13 - 22
     Principal Window End           12/25/2035           9/25/2018             2/25/2012           4/25/2008           1/25/2008
--------------------------------------------------------------------------------------------------------------------------------
                CLASS A-4
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                29.78               12.53                  5.95                2.17                1.86
         Principal Window            357 - 357           150 - 150               71 - 71             25 - 26             22 - 22
     Principal Window End           12/25/2035           9/25/2018             2/25/2012           5/25/2008           1/25/2008
--------------------------------------------------------------------------------------------------------------------------------
                CLASS M-1
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                28.10                8.25                  5.06                2.36                1.93
         Principal Window            297 - 357            47 - 150               53 - 71             26 - 30             22 - 24
     Principal Window End           12/25/2035           9/25/2018             2/25/2012           9/25/2008           3/25/2008
--------------------------------------------------------------------------------------------------------------------------------
                CLASS M-2
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                28.10                8.25                  4.71                2.64                2.06
         Principal Window            297 - 357            47 - 150               48 - 71             30 - 33             24 - 25
     Principal Window End           12/25/2035           9/25/2018             2/25/2012          12/25/2008           4/25/2008
--------------------------------------------------------------------------------------------------------------------------------
                CLASS M-3
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                28.10                8.25                  4.53                2.86                2.22
         Principal Window            297 - 357            47 - 150               45 - 71             33 - 35             25 - 27
     Principal Window End           12/25/2035           9/25/2018             2/25/2012           2/25/2009           6/25/2008
--------------------------------------------------------------------------------------------------------------------------------
                CLASS M-4
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                28.10                8.25                  4.44                3.21                2.35
         Principal Window            297 - 357            47 - 150               44 - 71             35 - 42             27 - 29
     Principal Window End           12/25/2035           9/25/2018             2/25/2012           9/25/2009           8/25/2008

* 85% CPR maximum in any given period.

                                        2
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

WEIGHTED AVERAGE LIFE SENSITIVITY
TO OPTIONAL REDEMPTION
--------------------------------------------------------------------------------------------------------------------------------

                                                                PERCENTAGE OF PREPAYMENT ASSUMPTION*
--------------------------------------------------------------------------------------------------------------------------------
                                          0PPC               50PPC                100PPC              150PPC              200PPC
--------------------------------------------------------------------------------------------------------------------------------

                CLASS M-5
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                28.10                8.25                  4.38                3.53                2.49
         Principal Window            297 - 357            47 - 150               42 - 71             42 - 42             29 - 30
     Principal Window End           12/25/2035           9/25/2018             2/25/2012           9/25/2009           9/25/2008
--------------------------------------------------------------------------------------------------------------------------------
                CLASS M-6
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                28.10                8.25                  4.33                3.53                2.65
         Principal Window            297 - 357            47 - 150               41 - 71             42 - 42             30 - 32
     Principal Window End           12/25/2035           9/25/2018             2/25/2012           9/25/2009          11/25/2008
--------------------------------------------------------------------------------------------------------------------------------
                CLASS M-7
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                28.10                8.25                  4.29                3.53                2.70
         Principal Window            297 - 357            47 - 150               40 - 71             42 - 42             32 - 32
     Principal Window End           12/25/2035           9/25/2018             2/25/2012           9/25/2009          11/25/2008
--------------------------------------------------------------------------------------------------------------------------------
                CLASS M-8
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                28.10                8.25                  4.26                3.53                2.70
         Principal Window            297 - 357            47 - 150               39 - 71             42 - 42             32 - 32
     Principal Window End           12/25/2035           9/25/2018             2/25/2012           9/25/2009          11/25/2008
--------------------------------------------------------------------------------------------------------------------------------
                CLASS M-9
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                28.10                8.25                  4.22                3.53                2.70
         Principal Window            297 - 357            47 - 150               39 - 71             42 - 42             32 - 32
     Principal Window End           12/25/2035           9/25/2018             2/25/2012           9/25/2009          11/25/2008

* 85% CPR maximum in any given period.

                                        3
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

WEIGHTED AVERAGE LIFE SENSITIVITY
TO MATURITY
--------------------------------------------------------------------------------------------------------------------------------

                                                                PERCENTAGE OF PREPAYMENT ASSUMPTION*
--------------------------------------------------------------------------------------------------------------------------------
                                          0PPC               50PPC                100PPC              150PPC              200PPC
--------------------------------------------------------------------------------------------------------------------------------

                CLASS A-1
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                15.67                1.62                  1.00                0.74                0.60
         Principal Window              1 - 275              1 - 36                1 - 21              1 - 15              1 - 11
     Principal Window End            2/25/2029           3/25/2009            12/25/2007           6/25/2007           2/25/2007
--------------------------------------------------------------------------------------------------------------------------------
                CLASS A-2
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                23.49                3.25                  1.80                1.34                1.03
         Principal Window            275 - 287             36 - 41               21 - 22             15 - 17             11 - 13
     Principal Window End            2/25/2030           8/25/2009             1/25/2008           8/25/2007           4/25/2007
--------------------------------------------------------------------------------------------------------------------------------
                CLASS A-3
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                27.43                7.57                  3.15                1.77                1.45
         Principal Window            287 - 357            41 - 217              22 - 106             17 - 25             13 - 22
     Principal Window End           12/25/2035           4/25/2024             1/25/2015           4/25/2008           1/25/2008
--------------------------------------------------------------------------------------------------------------------------------
                CLASS A-4
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                29.78               21.64                 11.09                2.17                1.86
         Principal Window            357 - 357           217 - 312             106 - 171             25 - 26             22 - 22
     Principal Window End           12/25/2035           3/25/2032             6/25/2020           5/25/2008           1/25/2008
--------------------------------------------------------------------------------------------------------------------------------
                CLASS M-1
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                28.10                9.14                  5.55                2.36                1.93
         Principal Window            297 - 357            47 - 279              53 - 145             26 - 30             22 - 24
     Principal Window End           12/25/2035           6/25/2029             4/25/2018           9/25/2008           3/25/2008
--------------------------------------------------------------------------------------------------------------------------------
                CLASS M-2
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                28.10                9.12                  5.18                2.64                2.06
         Principal Window            297 - 357            47 - 271              48 - 139             30 - 33             24 - 25
     Principal Window End           12/25/2035          10/25/2028            10/25/2017          12/25/2008           4/25/2008
--------------------------------------------------------------------------------------------------------------------------------
                CLASS M-3
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                28.10                9.10                  4.99                2.86                2.22
         Principal Window            297 - 357            47 - 261              45 - 133             33 - 35             25 - 27
     Principal Window End           12/25/2035          12/25/2027             4/25/2017           2/25/2009           6/25/2008
--------------------------------------------------------------------------------------------------------------------------------
                CLASS M-4
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                28.10                9.07                  4.89                4.90                2.35
         Principal Window            297 - 357            47 - 254              44 - 128            35 - 106             27 - 29
     Principal Window End           12/25/2035           5/25/2027            11/25/2016           1/25/2015           8/25/2008

* 85% CPR maximum in any given period.

                                        4
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

WEIGHTED AVERAGE LIFE SENSITIVITY
TO MATURITY
--------------------------------------------------------------------------------------------------------------------------------

                                                                PERCENTAGE OF PREPAYMENT ASSUMPTION*
--------------------------------------------------------------------------------------------------------------------------------
                                          0PPC               50PPC                100PPC              150PPC              200PPC
--------------------------------------------------------------------------------------------------------------------------------

                CLASS M-5
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                28.10                9.05                  4.81                6.24                2.49
         Principal Window            297 - 357            47 - 247              42 - 124             66 - 86             29 - 30
     Principal Window End           12/25/2035          10/25/2026             7/25/2016           5/25/2013           9/25/2008
--------------------------------------------------------------------------------------------------------------------------------
                CLASS M-6
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                28.10                9.02                  4.73                5.11                2.65
         Principal Window            297 - 357            47 - 239              41 - 119             56 - 72             30 - 32
     Principal Window End           12/25/2035           2/25/2026             2/25/2016           3/25/2012          11/25/2008
--------------------------------------------------------------------------------------------------------------------------------
                CLASS M-7
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                28.10                8.97                  4.67                4.54                2.81
         Principal Window            297 - 357            47 - 230              40 - 114             50 - 68             32 - 34
     Principal Window End           12/25/2035           5/25/2025             9/25/2015          11/25/2011           1/25/2009
--------------------------------------------------------------------------------------------------------------------------------
                CLASS M-8
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                28.10                8.92                  4.61                4.19                3.15
         Principal Window            297 - 357            47 - 220              39 - 108             47 - 65             34 - 74
     Principal Window End           12/25/2035           7/25/2024             3/25/2015           8/25/2011           5/25/2012
--------------------------------------------------------------------------------------------------------------------------------
                CLASS M-9
--------------------------------------------------------------------------------------------------------------------------------
                      WAL                28.10                8.85                  4.54                3.96                5.21
         Principal Window            297 - 357            47 - 209              39 - 102             44 - 61             56 - 72
     Principal Window End           12/25/2035           8/25/2023             9/25/2014           4/25/2011           3/25/2012

* 85% CPR maximum in any given period.

                                        5
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                                  NET WAC RATE

    PERIOD           NET WAC RATE
  --------------------------------
      1                   --
      2                  7.71
      3                  7.46
      4                  7.71
      5                  7.46
      6                  7.46
      7                  7.71
      8                  7.46
      9                  7.71
      10                 7.46
      11                 7.37
      12                 8.16
      13                 7.37
      14                 7.61
      15                 7.37
      16                 7.61
      17                 7.37
      18                 7.37
      19                 7.61
      20                 7.36
      21                 7.61
      22                 9.42
      23                 9.40
      24                 10.02
      25                 9.34
      26                 9.64
      27                 9.32
      28                 9.76
      29                 9.44
      30                 9.43
      31                 9.48
      32                 9.17
      33                 9.48
      34                 9.24
      35                 9.25
      36                 10.23
      37                 9.24
      38                 9.54
      39                 9.22
      40                 9.53
      41                 9.21
      42                 9.21
      43                 9.50
      44                 9.19
      45                 9.49
      46                 9.17
      47                 9.17
      48                 10.14
      49                 9.15
      50                 9.45
      51                 9.13
      52                 9.43
      53                 9.11
      54                 9.11
      55                 9.40
      56                 9.09
      57                 9.39
      58                 9.19
      59                 9.18
      60                 10.16
      61                 9.16
      62                 9.46
      63                 9.15
      64                 9.46
      65                 9.14
      66                 9.13
      67                 9.43
      68                 9.11
      69                 9.41
      70                 9.09
      71                 9.08

Assumptions: Static Indices: 1mL= 4.67% 6mL=5.00%

10% Optional Cleanup Call Based On Pricing Prepayment Assumption

                                        6
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                         CLASS A EFFECTIVE MAXIMUM RATE*

    PERIOD           CLASS A AFC
  --------------------------------
      1                  9.35
      2                 11.43
      3                 11.42
      4                 11.44
      5                 11.44
      6                 11.45
      7                 11.48
      8                 11.48
      9                 11.51
      10                11.51
      11                11.53
      12                11.61
      13                11.57
      14                11.62
      15                11.62
      16                11.67
      17                11.68
      18                11.71
      19                11.77
      20                11.78
      21                11.89
      22                12.26
      23                12.40
      24                12.67
      25                12.75
      26                12.93
      27                13.00
      28                13.93
      29                14.01
      30                14.21
      31                14.48
      32                14.61
      33                15.08
      34                14.52
      35                15.06
      36                17.37
      37                175.93
      38                142.51
      39                26.37
      40                27.58
      41                26.17
      42                25.66
      43                26.00
      44                24.68
      45                25.03
      46                23.80
      47                23.36
      48                25.40
      49                22.54
      50                22.88
      51                21.76
      52                22.13
      53                21.06
      54                20.71
      55                21.05
      56                20.05
      57                20.40
      58                19.58
      59                19.29
      60                21.04
      61                18.72
      62                19.09
      63                18.45
      64                19.08
      65                18.44
      66                18.42
      67                19.00
      68                18.36
      69                18.95
      70                18.35
      71                18.33
      72                19.56

*Assumptions: Static Indices: 1mL=20.0% 6mL=20.0%

*10% Optional Cleanup Call Based On Pricing Prepayment Assumption

*Includes any payments made from the applicable Interest Rate Cap Agreement

*The Class A Effective Maximum Rate is an annual rate calculated by taking the maximum amount of funds available to pay interest to the Class A Certificates on the related Distribution Date divided by the beginning

Class A Certificate balance (adjusted for the actual number of days in the period).

                                        7
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                         CLASS M EFFECTIVE MAXIMUM RATE*

    PERIOD           CLASS M AFC
  --------------------------------
      1                 9.05
      2                 11.00
      3                 11.00
      4                 11.00
      5                 11.00
      6                 11.00
      7                 11.00
      8                 11.00
      9                 11.00
      10                11.00
      11                11.00
      12                11.00
      13                11.00
      14                11.00
      15                11.00
      16                11.00
      17                11.00
      18                11.00
      19                11.00
      20                11.00
      21                11.00
      22                11.03
      23                11.03
      24                11.03
      25                11.03
      26                11.03
      27                11.03
      28                11.58
      29                11.57
      30                11.56
      31                11.58
      32                11.56
      33                11.58
      34                12.21
      35                12.22
      36                12.35
      37                12.22
      38                12.25
      39                10.44
      40                11.45
      41                11.08
      42                11.06
      43                11.42
      44                11.03
      45                11.39
      46                11.03
      47                11.02
      48                12.18
      49                10.99
      50                11.34
      51                10.96
      52                11.33
      53                10.95
      54                10.93
      55                11.28
      56                10.90
      57                11.25
      58                10.99
      59                10.97
      60                12.13
      61                10.94
      62                11.29
      63                10.91
      64                11.29
      65                10.91
      66                10.89
      67                11.24
      68                10.86
      69                11.20
      70                10.86
      71                10.84
      72                11.57

*Assumptions: Static Indices: 1mL=20.0% 6mL=20.0%

*10% Optional Cleanup Call Based On Pricing Prepayment Assumption

*Includes any payments made from the applicable Interest Rate Cap Agreement

*The Class M Effective Maximum Rate is an annual rate calculated by taking the maximum amount of funds available to pay interest to the Class M Certificates on the related Distribution Date divided by the beginning Class M Certificate balance (adjusted for the actual number of days in the period).

                                        8
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                         ASSUMED MONTHLY EXCESS INTEREST

    PERIOD           STATIC LIBOR           FORWARD LIBOR
-----------------------------------------------------------
      1                  1.13                   1.13
      2                  2.94                   2.79
      3                  2.78                   2.47
      4                  2.94                   2.64
      5                  2.78                   2.40
      6                  2.78                   2.33
      7                  2.94                   2.53
      8                  2.78                   2.32
      9                  2.94                   2.47
      10                 2.78                   2.35
      11                 2.68                   2.26
      12                 3.15                   2.74
      13                 2.68                   2.22
      14                 2.84                   2.38
      15                 2.68                   2.20
      16                 2.83                   2.36
      17                 2.68                   2.19
      18                 2.68                   2.19
      19                 2.83                   2.35
      20                 2.68                   2.19
      21                 2.83                   2.36
      22                 4.80                   4.34
      23                 4.78                   4.34
      24                 5.08                   4.68
      25                 4.73                   4.33
      26                 4.89                   4.52
      27                 4.72                   4.36
      28                 5.01                   4.74
      29                 4.85                   4.58
      30                 4.85                   4.59
      31                 4.75                   4.52
      32                 4.59                   4.35
      33                 4.77                   4.54
      34                 4.68                   4.42
      35                 4.69                   4.43
      36                 5.17                   4.93
      37                 4.70                   4.41
      38                 4.69                   4.39
      39                 4.41                   4.07
      40                 4.63                   4.35
      41                 4.50                   4.19
      42                 4.51                   4.18
      43                 4.67                   4.35
      44                 4.51                   4.16
      45                 4.67                   4.32
      46                 4.50                   4.18
      47                 4.50                   4.17
      48                 4.97                   4.69
      49                 4.48                   4.15
      50                 4.64                   4.32
      51                 4.47                   4.14
      52                 4.63                   4.31
      53                 4.46                   4.13
      54                 4.45                   4.13
      55                 4.61                   4.30
      56                 4.44                   4.11
      57                 4.60                   4.28
      58                 4.55                   4.22
      59                 4.54                   4.21
      60                 5.02                   4.73
      61                 4.53                   4.20
      62                 4.68                   4.37
      63                 4.51                   4.19
      64                 4.68                   4.37
      65                 4.51                   4.19
      66                 4.50                   4.18
      67                 4.65                   4.34
      68                 4.48                   4.15
      69                 4.63                   4.32
      70                 4.46                   4.13
      71                 4.45                   4.12

--------------------------------------------------------------------------------
Assumptions:

1. Run at pricing prepayment assumption

2. Excess (30/360)

3. Static Indices: 1mL = 4.67%; 6mL = 5.00%

4. Forward 1mL used for Certificates, Forward 6mL used for collateral

5. 10% optional clean-up call

                                       9
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                  BREAKEVEN (LAST CDR PRIOR TO 1ST DOLLAR LOSS)

   BOND       CDR BE RATE       WAL        CUM LOSS
------------------------------------------------------
   M-1           35.77          5.16         23.07
   M-2           28.65          5.98         20.11
   M-3           24.92          7.20         18.35
   M-4           21.82          7.84         16.76
   M-5           19.17          8.42         15.28
   M-6           16.80          8.97         13.87
   M-7           14.61          9.50         12.47
   M-8           12.78         10.16         11.23
   M-9           11.40         10.92         10.24

ASSUMPTIONS:

1. Trigger event is always in effect

2. 40% loss severity

3. 6 months lag

4. Pricing prepayment assumption

5. Certificates use 1-month LIBOR forward and collateral uses 6-month LIBOR forward

6. P&I advance

                                       10
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                       FOR MORE INFORMATION, PLEASE CALL:

----------------------------------------------
        CITIGROUP GLOBAL MARKETS INC.
----------------------------------------------
MORTGAGE FINANCE
Philip Seares                    212-723-1145
Michael Murai                    212-723-1256
Kapil Dargan                     212-723-6195

MORTGAGE ANALYTICS
Shekhar Shah                     212-723-5386
Neil Aggarwal                    212-723-6420

MORTGAGE TRADING
Matt Cherwin                     212-723-6325
Eliot Rubenzahl                  212-723-6325

                                       11
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.